UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Novellus Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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M11880

Meeting Information

Meeting Type: Annual

For holders as of: 3/27/09

Date: 5/12/2009 Time: 8:00 a.m. PST

Location:

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

NOVELLUS SYSTEMS, INC.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Company’s principal executive offices

4000 North First Street

San Jose, CA 95134

NOVELLUS SYSTEMS, INC.

ATTN: INVESTOR SERVICES

4000 N. FIRST STREET

SAN JOSE, CA 95134

M11881

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K COMBO

Before You Vote

How to Access the Proxy Materials

How To Vote

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Voting Items

5. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1. To elect nine directors of the Company to serve for the ensuing year until their successors are elected and qualified.

Nominees:

01) Richard S. Hill

02) Neil R. Bonke

03) Youssef A. El-Mansy

04) J. David Litster

05) Yoshio Nishi

06) Glen G. Possley

07) Ann D. Rhoads

08) William R. Spivey

09) Delbert A. Whitaker

2. Proposal to ratify and approve an amendment and restatement of the Company’s 2001 Stock Incentive Plan.

3. Proposal to ratify and approve an amendment to the Company’s Amended and Restated 1992 Employee Stock Purchase Plan.

4. Proposal to reapprove the Company’s senior executive bonus plan, pursuant to the requirements of Section 162(m) of the Internal Revenue Code of

1986, as amended.

M11890

M11891